Schedule of Investments
February 28, 2023 (Unaudited)
YCG Enhanced Fund

	Shares	Value
COMMON STOCKS - 95.47%
Automobiles - 1.39%
Ferrari NV (a)	22,928	$5,969,763

Banks - 2.16%
HDFC Bank Ltd. - ADR (a)	62,470	4,225,471
JPMorgan Chase & Co.	35,532	5,093,512
		9,318,983
Beverages - 1.41%
PepsiCo., Inc.	35,114	6,093,332

Capital Markets - 13.77%
Moody's Corp.	74,847	21,716,857
MSCI, Inc.	41,877	21,866,076
S&P Global, Inc.	34,240	11,682,688
The Charles Schwab Corp.	52,639	4,101,631
		59,367,252
Commercial Services & Supplies - 3.95%
Copart, Inc. (b)	241,390	17,008,339

Hotels, Restaurants & Leisure - 1.93%
Booking Holdings, Inc. (b)	3,294	8,314,056

Household Products - 2.76%
Colgate-Palmolive Co.	82,613	6,055,533
The Procter & Gamble Co. (c)	42,509	5,847,538
		11,903,071
Insurance - 10.68%
Aon PLC - Class A (a)(c)	61,133	18,587,489
Marsh & McLennan Cos, Inc.	98,033	15,895,071
The Progressive Corp.	80,472	11,549,341
		46,031,901
Interactive Media & Services - 7.16%
Alphabet, Inc. - Class C (b)(d)	195,520	17,655,456
Meta Platforms, Inc. - Class A (b)	55,631	9,732,087
Tencent Holdings Ltd. - ADR (a)	78,911	3,468,928
		30,856,471
Internet & Direct Marketing Retail - 5.99%
Alibaba Group Holding Ltd. - ADR (a)(b)	32,961	2,893,646
Amazon.com, Inc. (b)(d)	243,138	22,910,894
		25,804,540
IT Services - 6.64%
MasterCard, Inc. - Class A	68,896	24,478,060
Visa, Inc. - Class A	18,925	4,162,364
		28,640,424
Personal Products - 6.66%
L'Oreal SA (a)(e)	31,022	12,307,740
The Estee Lauder Companies, Inc. - Class A (d)	41,448	10,073,936
Unilever PLC - ADR (a)	127,082	6,345,204
		28,726,880
Professional Services - 6.73%
CoStar Group, Inc. (b)	203,109	14,351,682
Verisk Analytics, Inc.	85,668	14,658,651
		29,010,333
Real Estate Management & Development - 3.27%
CBRE Group, Inc. - Class A (b)	165,570	14,096,630

Software - 10.99%
Adobe, Inc. (b)(d)	38,187	12,370,678
Intuit, Inc. (d)	26,583	10,824,066
Microsoft Corp. (d)	96,885	24,165,057
		47,359,801
Technology Hardware, Storage & Peripherals - 2.25%
Apple, Inc. (d)	65,807	9,700,610

Textiles, Apparel & Luxury Goods - 7.73%
Hermes International (a)	5,120	9,290,137
LVMH Moet Hennessy Louis Vuitton SE (a)	10,749	8,970,290
NIKE, Inc. - Class B	126,759	15,057,702
		33,318,129
TOTAL COMMON STOCKS (Cost $270,079,969)		$411,520,515
	Principal
SHORT-TERM INVESTMENTS - 3.12%	Amount
U.S. Treasury Bills - 3.12%
0.459%, 03/23/2023 (f)	$25,000	24,945
1.012%, 04/13/2023 (f)	21,000	20,897
1.225%, 04/20/2023 (f)	45,000	44,735
1.837%, 05/11/2023 (f)	8,000	7,927
2.228%, 05/25/2023 (f)	17,000	16,814
2.567%, 06/01/2023 (f)	77,000	76,076
2.592%, 06/08/2023 (f)	9,023,000	8,907,519
2.666%, 06/15/2023 (f)	44,000	43,393
3.167%, 06/29/2023 (f)	489,000	481,388
3.897%, 07/27/2023 (f)	1,718,000	1,684,579
4.193%, 08/03/2023 (f)	1,045,000	1,023,545
4.432%, 08/10/2023 (f)	1,046,000	1,023,418
4.960%, 08/24/2023 (f)	81,000	79,064
TOTAL SHORT-TERM INVESTMENTS (Cost $13,440,813)		$13,434,300
Total Investments (Cost $283,520,782) - 98.59%		$424,954,815
Other Assets in Excess of Liabilities - 1.41%		6,060,213
TOTAL NET ASSETS - 100.00%		$431,015,028

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
PLC	Public Limited Company

(a)	Foreign issued security.
(b)	Non-income producing.
(c)	A portion of this security is pledged as collateral on options written. As of February 28, 2023, the value of collateral is $11,617,844.
(d)	Security held in connection with options written.
(e)	This security is split between Registered shares (2,217) and Loyalty shares (28,805). They are both valued the same. The Loyalty shares may take longer to settle when traded.
(f)	Reflects the annualized yield on the date of purchase for discounted investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

Schedule of Options Written
February 28, 2023 (Unaudited)
YCG Enhanced Fund

	Contracts	Notional Amount	Value
PUT OPTIONS (a)
Adobe, Inc.
Expiration: March 2023; Exercise Price: $340.00	15	$510,000	$31,500
Expiration: April 2023; Exercise Price: $350.00	46	1,610,000	151,800
Alphabet, Inc.
Expiration: March 2023; Exercise Price: $91.00	107	973,700	29,104
Expiration: March 2023; Exercise Price: $95.00	327	3,106,500	157,941
Expiration: May 2023; Exercise Price: $95.00	38	361,000	28,272
Amazon.com, Inc.
Expiration: March 2023; Exercise Price: $88.00	95	836,000	8,930
Expiration: March 2023; Exercise Price: $91.00	449	4,085,900	74,085
Apple, Inc.
Expiration: March 2023; Exercise Price: $135.00	72	972,000	3,384
Expiration: March 2023; Exercise Price: $145.00	111	1,609,500	26,640
Intuit, Inc.
Expiration: March 2023; Exercise Price: $410.00	15	615,000	18,600
Expiration: April 2023; Exercise Price: $400.00	9	360,000	15,255
Microsoft Corp.
Expiration: March 2023; Exercise Price: $250.00	126	3,150,000	72,450
Expiration: April 2023; Exercise Price: $240.00	60	1,440,000	35,700
The Estee Lauder Companies, Inc.
Expiration: April 2023; Exercise Price: $250.00	14	350,000	18,480
Total Options Written (Premiums received $1,490,634)			$672,141

(a) Exchange Traded

Valuation Measurements
Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities that are traded on The Nasdaq OMX Group, Inc., referred to as Nasdaq, are valued at the Nasdaq Official Closing Price. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Valuation Designee and determination of the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price. Options written or purchased by the Fund are valued at the last sales price. If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices. If market quotations are not readily available for a security or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Valuation Designee believes accurately reflects fair value. A security’s valuation may differ depending on the method used for determining fair value. Fair value in this context is the value of securities for which no readily available market quotations exist, as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's investments as of February 28, 2023:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$400,092,353	$11,428,162	$-	$411,520,515
Short-Term Investments	-	13,434,300	-	13,434,300
Total Investments in Securities	$400,092,353	$24,862,462	$-	$424,954,815
Liabilities
Other Financial Instruments**
Options Written	$672,141	$-	$-	$672,141

* Please refer to the schedule of investments to view securities by industry type.
** Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.

Derivative Instruments and Hedging Activities

The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions. The Fund will not use this strategy as a means of generating implicit leverage. In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral. As of February 28, 2023, the Fund held securities with a value of $11,617,844 and cash of $4,765,339 as collateral for options written. During the period, the Fund used written put options in a manner consistent with the strategy described above.

The value of Derivative Instruments as of February 28, 2023, are as follows:

	Liability Derivatives
Derivatives not accounted for as hedging instruments	Location	Value
Equity Contracts - Options	Options Written, at value	$672,141

The average monthly market value of options written during the period ended February 28, 2023 was $1,074,734.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experience by the Fund.